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                                                                   EXHIBIT 10.33
                      NINTH AMENDMENT TO CREDIT AGREEMENT

                  NINTH AMENDMENT (this "Amendment"), dated as of January 25, 1997, among Pueblo Xtra International, Inc. ("PXI"), Pueblo International, Inc. ("Pueblo"), Xtra Super Food Centers, Inc. ("Xtra"), the Banks party to the Credit Agreement referred to below, The Chase Manhattan Bank and Scotiabank de Puerto Rico ("Scotiabank"), as Managing Agents, and Scotiabank, as Administrative Agent. All capitalized terms defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                              WITNESSETH

                  WHEREAS, PXI, Pueblo, Xtra, the Banks, the Managing Agents and the Administrative Agent have entered into the Credit Agreement dated as of July 21, 1993 and amended by the First Amendment thereto dated as of August 2, 1993, the Second Amendment thereto dated as of December 15, 1993. the Third Amendment thereto dated as of January 31, 1994, the Fourth Amendment thereto dated as of April 8, 1994, the Fifth Amendment thereto dated as of August 11, 1995, the Sixth Amendment thereto dated as of November 3, 1995, the Seventh Amendment thereto dated as of January 26, 1996 and the Eighth Amendment thereto dated as of November 1, 1996 (as so amended, the "Credit Agreement");

                  WHEREAS, the parties to this Amendment wish to amend the Credit Agreement as herein provided:



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         NOW, THEREFORE, it is agreed:

         1. On the Amendment Effective Date, Section 8.09 of the Credit Agreement shall be amended by (i) deleting the five amounts set forth opposite "January 25, 1997", "May 17, 1997", "August 19, 1997", "November 1, 1997" and
"January 31, 1998", respectively, in the chart therein and (ii) inserting in lieu thereof the respective amounts "$47,000,000", "$42,700,000", "$40,500,000", "$44,300,000", and "$52,100,000".

         2. On the Amendment Effective Date, Section 8.10 of the Credit Agreement shall be amended by (i) deleting the five ratios set forth opposite "January 25, 1997", "May 17, 1997", "August 19, 1997", "November 1, 1997" and
"January 31, 1998", respectively, in the chart therein and (ii) inserting in lieu thereof the respective ratios "1.05:1", "0.95:1", "0.85:1", "0.95:1" and
"1.15:1".

         3. On the Amendment Effective Date, Section 8.11 of the Credit Agreement shall be amended by (i) deleting the five ratios set forth opposite "January 25, 1997", "May 17, 1997", "August 19, 1997", "November 1, 1997" and
"January 31, 1998", respectively, in the chart therein and (ii) inserting in lieu thereof the respective ratios "1.55", "1.55", "1.45", "1.55" and "1.75".

         4. On the Amendment Effective Date, Section 8.12 of the Credit Agreement shall be amended by (i) deleting the five ratios set forth opposite "January 25, 1997", "May 17, 1997", "August 19, 1997", "November 1, 1997", and
"January 31, 1998", respectively, in the chart therein and (ii) inserting in lieu thereof the respective ratios "6.50:1", "6.85:1", "7.15:1", "6.50:1" and
"5.30:1".

         5. On the Amendment Effective Date, Section 8.14 of the Credit Agreement shall be amended by (I) deleting the five amounts set forth opposite "January 25, 1997", "May 17, 1997", "August 19, 1997", "November 1, 1997" and
"January 31, 1998", respectively, in the chart therein and (ii) inserting in lieu thereof the respective amounts "$31,000,000", "$31,300,000", "$28,300,000", "$25,800,000" and "$27,000,000".

         6. On the Amendment Effective Date, the Revolving Commitment of each Scotiabank and NationsBank N.A. (South) ("NationsBank") shall be increased by $5,000,000 (and Schedule T shall be deemed to have been modified to reflect such increased Revolving Commitments and the correspondingly increased Total Revolving Commitment) and, in connection with such increase, Pueblo shall, in coordination with the Administrative Agent and the RC Banks, repay outstanding Revolving Loans of

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certain RC Banks and, if necessary, incur additional Revolving Loans from other
RC Banks, in each case so that the RC Banks participate in each Borrowing of Revolving Loans pro rata on the basis of their Revolving Commitments (after giving effect to this Amendment). It is hereby agreed to that any breakage costs incurred by the RC Banks in connection with the repayment of Revolving Loans contemplated by this paragraph 7 shall be for the account of Pueblo. The repayments described in this paragraph 7 shall not have effect under Section 3.03(h)(i) of the Credit Agreement (as added by the Eighth Amendment referred to in the fist "WHEREAS" clause above).

         7. On the Amendment Effective Date, Section 10 of the Credit Agreement shall be amended by adding the following new defined term in alphabetical order:

         "Florida RE Charge" shall mean for any period ending on or prior to November 1, 1997, a one-time, non-recurring charge derived from the write-down in value of the Florida real estate assets of Pueblo held for sale at the end of the fiscal year ended January 25, 1997 to the extent not in excess of $4,160,000.

         8. On the Amendment Effective Date. Section 10 of the Credit Agreement shall be amended by adding the following clause (z) to the end of the definition of "Consolidated Net Worth":

         "or (z) the Florida RE Charge and up to $2.3 million of other nonrecurring charges."

         9. On the Amendment Effective Date, Section 10 of the Credit Agreement shall be amended by adding the following provision to the end of the definition of "EBITDA":

         ":provided that for purposes of determining EBITDA for Sections 8.09, 8.10, 8.11 and 8.12 for any period ending on or prior to November 1, 1997 EBITDA shall not include the Florida RE Charge and up to $2.3 million of other nonrecurring charges."

         10. For purposes of calculated the "Fixed Charge Coverage Ratio" under
Section 8.10 for the periods ending on and including May 17, 1997 through and including January 31, 1998, the term "Adjusted Unutilized Revolving Commitment" appearing in clause (y) of the definition of "Fixed Charge Coverage Ratio" shall be replaced with "Total Unutilized Revolving Commitment".

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         11. In order to induce the Banks to enter into this Amendment, each of
PXI, Pueblo and Xtra hereby represents and warrants that (i) no Default or Event of Default exists on the Amendment Effective Date before (except for Defaults or Events of Default arising pursuant to Sections 8.09, 8.10, 8.11, 8.12 and 8.14 of the Credit Agreement) or after giving effect to this Amendment and (ii) each of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Amendment Effective Date both before and after giving effect to this Amendment.

         12. This Amendment shall become effective as of January 25, 1997 on the date (the "Amendment Effective Date") on which (i) PXI, Pueblo, Xtra, Scotiabank and NationsBank and the Required Banks shall have executed a counterpart hereof and shall have delivered the same to the Administrative Agent, including by way of telecopier and (ii) Pueblo shall have delivered replacement Revolving Notes to Scotiabank and NationsBank.

         13. Pueblo hereby agrees to pay to the Administrative Agent for the account of each Non-Defaulting RC Bank which has approved, executed and delivered a copy of this Amendment as set forth in paragraph 12 hereof by 5:00 p.m. April 3, 1997 on this last Business Day of each calendar month from April 1997 through December 1997 inclusive, a fee equal to 1/9 of 1 1/2% of (x) such Bank's Revolving Commitment in effect at the time of such payment and (y) the principal amount of the Term Loans made by such Bank that are outstanding at the time of such payment, it being understood that no Revolving Commitment shall be in effect and no Term Loans shall be outstanding for purposes of this Section 13 after any amendment and restatement of the Credit Agreement.

         14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         15. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement, or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect.

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         16. This Amendment may be executed in two or more counterparts which shall be deemed an original but all of which together shall constitute one and the same instrument.

         17. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to this Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                                 PUEBLO XTRA INTERNATIONAL, INC.

                                                 By /s/ William T. Keon III
                                                    ----------------------------
                                                 Name: William T. Keon III
                                                 Title: President

                                                 PUEBLO INTERNATIONAL, INC.

                                                 By /s/ William T. Keon III
                                                   -----------------------------
                                                 Name: William T. Keon III
                                                 Title: President

                                                 XTRA SUPER FOOD CENTERS, INC.

                                                 By /s/ William T. Keon III
                                                   -----------------------------
                                                 Name: William T. Keon III
                                                 Title: President

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                                                 SCOTIABANK DE PUERTO RICO,
                                                 as Administrative Agent,
                                                 a Managing Agent and a
                                                 Bank


                                                 By /s/ David F. Babensee
                                                   ---------------------------
                                                 Name: David F. Babensee
                                                 Title: Chairman & CEO

                                                 THE CHASE MANHATTAN BANK,
                                                 N.A., as a Managing Agent
                                                 and a Bank

                                                 By
                                                   ---------------------------
                                                 Name:
                                                 Title:

                                                 THE BANK OF NOVA SCOTIA

                                                 By /s/ David F. Babensee
                                                   ---------------------------
                                                 Name: David F. Babensee
                                                 Title: Sr. Vice President

                                                 BANCO POPULAR DE PUERTO RICO

                                                 By /s/ Marla Fuentes
                                                   ---------------------------
                                                 Name: Marla Fuentes
                                                 Title: Vice President

                                                 BANCO SANTANDER PUERTO RICO

                                                 By /s/ Eli Belendez Soltero
                                                   ---------------------------
                                                 Name: Eli Belendez Soltero
                                                 Title: Senior Vice President


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                                                 THE FIRST NATIONAL BANK OF
                                                 BOSTON

                                                 By
                                                   ------------------------
                                                 Name:
                                                 Title:

                                                 NATIONAL CITY BANK

                                                 By /s/ Diego Tobon
                                                   ------------------------
                                                 Name:Diego Tobon
                                                 Title:Vice President

                                                 NATIONSBANK, N.A. (South)

                                                 By /s/ Richard M. Starke
                                                   ------------------------
                                                 Name: Richard M. Starke
                                                 Title: Vice President

                                                 CITIBANK, N.A.

                                                 By /s/ Esteban Trigo
                                                   ------------------------
                                                 Name: Esteban Trigo
                                                 Title:Vice President



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